UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: March 2, 2011


                            LATITUDE SOLUTIONS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                    000-54194                41-2251802
-------------------------------   ----------------       ---------------------
        (State or other           (Commission File           (IRS Employer
 jurisdiction of incorporation)         Number)          Identification Number)


           190 NW SPANISH RIVER BLVD., SUITE 101, BOCA RATON, FL 33431
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               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
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               Registrant's telephone number, including area code


     ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c)

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
----------------------------------------------------

LICENSE AGREEMENT WITH SEPARATECH CANADA, INC.

On February 15, 2011, Latitude Solutions, Inc. ("the Company") entered into a License Agreement ("the License") with Separatech Canada, Inc. ("Separatech.")

The License provides the Company with access to exclusive usage of Separatech's specified patents to use, test, develop, package, promote, to sell and provide license products exclusively in North America. Separatech has developed a technology for separating oil-in-water emulsions based on encapsulated granular polyurethane media, which then can be used with the Company's Electrolytic Precipitation (EP)(TM) technology to treat contaminated water resulting from oil and gas extraction projects.

The License provides for the Company to construct a Pilot Plant for development of the licensed products. In addition, the Company will pay a total licensing fee of $90,000 to be paid in installments as set forth in the License. The License provides for a royalty fee based on the number of barrels per day.

The License has a term of at least 5 years, the expiration of the last to expire licensed patents. The Term will automatically renew for additional 5 years, unless written notice is given by either party.

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 2, 2010, the Company made a press release announcing the signing of the Licensing/Marketing Agreement with Separatech. The text of the press release is attached hereto as Exhibit 99.1.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                            DESCRIPTION
----------------        --------------------------------------------------------
            10.1        Licensing/Marketing Agreement, dated February 15, 2011
            99.1        Press Release, dated March 2, 2011

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 LATITUDE SOLUTIONS, INC.


                                 By: /s/ Harvey Kaye
                                    ------------------------------------
                                    Harvey Kaye, Chief Executive Officer


                                 Date:  March 7, 2011